MGI FUNDS™

SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 31, 2008, AS SUPPLEMENTED ON NOVEMBER 20, 2008,
DECEMBER 10, 2008, FEBRUARY 11, 2009, AND MARCH 13, 2009

The date of this supplement is April 17, 2009.

     The following changes are made in the prospectuses of the Class S Shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 Shares (the “Class Y Shares Prospectus”) of MGI Funds:

     The following information relating to the MGI US Large Cap Value Equity Fund is added immediately following the Securities Selection paragraphs for Eaton Vance Management, located on page 34 of each of the Class S and Class Y Shares Prospectuses:

Robeco Investment Management, Inc. (“RIM”), located at 909 Third Avenue, New York, New York 10022, serves as a subadvisor to the Fund.  Mark Donovan, CFA, and David Pyle, CFA, are primarily responsible for the day-to-day management of RIM’s allocated portion of the Fund’s portfolio. Mr. Donovan is a Co-CEO, head of the large cap equity team, and senior portfolio manager of RIM since 1995. Mr. Pyle is a portfolio manager for the large cap equity team of RIM since 2004.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, RIM’s investment philosophy is grounded to certain fundamental truths to investing. RIM believes value opportunities are best identified through a combination of fundamental bottom-up research and quantitative tools. RIM constructs portfolios that consistently posses the following characteristics:

  Attractive valuations.
  Sound business fundamentals.
  Improving business momentum.

The process is executed within a team-oriented culture that upholds individual accountability and provides the clarity of having final decision makers at the portfolio manager level.

MGI FUNDS™

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2008, AS SUPPLEMENTED ON NOVEMBER 20, 2008,
DECEMBER 10, 2008, FEBRUARY 9, 2009, FEBRUARY 11, 2009, AND MARCH 13, 2009

The date of this Supplement is April 17, 2009.

The following changes are made in the Statement of Additional Information (the “SAI”) of MGI Funds (the “Trust”):

     1. In the section entitled “Subadvisors and Portfolio Managers,” the following information is added immediately following the information relating to Eaton Vance Management (“Eaton Vance”) located on page 35:

Robeco Investment Management, Inc. (“RIM”), 909 Third Avenue, New York, New York 10022, serves as a subadvisor to the MGI US Large Cap Value Equity Fund. RIM is a wholly owned subsidiary of Robeco Groep N.V. (“Robeco”), a Dutch investment management firm headquarterd in Rotterdam, the Netherlands. Robeco is 100% owned by Rabobank Nederland, a cooperative bank that is owned by a large number of local banks in the Netherlands. RIM is registered as an investment adviser under the Advisers Act.

     2. The proxy voting policies and procedures of RIM are added immediately following Eaton Vance’s proxy voting policy on page B-46:

     ROBECO INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

1. Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

a.	long-term corporate performance record relative to a market index;
b.	composition of board and key board committees;
c.	corporate governance provisions and takeover activity;
d.	nominee’s attendance at meetings;
e.	nominee’s investment in the company;
f.	whether a retired CEO sits on the board;
g.	whether the chairman is also serving as CEO;
h.	whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND
i.	whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index;

	j.	for issuers within the Russell 3000 index, after evaluating the company’s overall performance relative to its peers, taking into account situational circumstances including (but not limited to) changes in the board or management, and year-to-date total shareholder returns;
k.

on members of the Audit Committee and/or the full board if poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures taking into consideration the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted.

2.	In the following situations, votes on director nominees will be WITHHELD:

	a.	nominee attends less than 75% of the board and committee meetings without a valid excuse;
	b.	nominee implements or renews a dead-hand or modified dead-hand poison pill;
	c.	nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;
	d.	nominee ignores a shareholder proposal that is approved by a majority of the votes cast (1 yr. Look-back);
	e.	nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;
	f.	nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;
	g.	nominee is an inside director or affiliated outsider and the majority of the board is not independent;
	h.	nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid;
	i.	nominee has enacted egregious corporate governance policies or failed to replace management as appropriate;
	j.	nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;
	k.	nominee (except new nominees) if the company has adopted or renewed a poison pill without shareholder approval, does not put the pill to a vote and does not have a requirement to put the pill to shareholder vote within 12 months (applies only to companies that adopt a pill after Dec. 7, 2004);
	l.	from the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed;
	m.	from compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons;
	n.	at any company that has adopted a pill beginning January 2005 without shareholder approval, has not yet received a “withhold” vote for poison-pill-related items, and has not committed to putting its pill to a vote within 12 months of the adoption of the pill either as part of its governance policies or as a specific public commitment;

o.	from compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval;
p.	from compensation committee members if the company has poor compensation practices. Poor disclosure will also be considered. Poor compensation practices include, but are not limited to:
	i.	egregious employment contracts including excessive severance provisions
	ii.	excessive perks that dominate compensation (base salary will be used as a relative measure to determine excessiveness)
	iii.	huge bonus payouts without justifiable performance
	iv.	performance metrics that are changed during the performance period
	v.	egregious SERP payouts
	vi.	new CEO with overly generous new hire package
	vii.	internal pay disparity
	viii.	poor practices (unless contractually bound) have not been remedied despite the previous application of cautionary language
	ix.	multi-year base salary increases guaranteed as part of an employment contract
	x.	perks for former executives including car allowances and personal use of corporate aircraft
	xi.	excessive severance/change in control arrangements now include any new or materially amended arrangements that include provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single- triggers (which allow an executive to receive change-in-control severance upon voluntary resignation during a window period following the change in control);
	xii.	liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;
	xiii.	tax reimbursements of any executive perquisites or other payments will be considered a poor pay practice;
	xiv.	payment of dividends or dividend equivalents on unearned performance awards will be considered a poor practice;
r.	from any nominee, with the exception of new nominees, if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level;
s.	from the entire board of directors (except from new nominees, who should be considered on a CASE-BY-CASE basis) if: The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3. In the following situations, votes on director nominees will be WITHHELD or voted AGAINST:

a.	incumbent director nominees at Russell 3000 companies, if there is a lack of accountability and oversight, along with sustained poor performance relative to their peers; and

b. audit committee members when the company receives an Adverse Opinion on the company’s financial statements from its auditors.

B.      Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections

We generally vote FOR these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

C.       Chairman and CEO are the Same Person

We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

D.       Majority of Independent Directors

1. We vote FOR shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

2. We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

E.       Stock Ownership Requirements

1. We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

2. We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

F.       Options Backdating

1. We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

2. We will adopt a CASE-BY-CASE policy to the options backdating issue. In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

a. Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

b. Length of time of options backdating;
c. Size of restatement due to options backdating;
d. Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants; e. Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

G. Lack of nominating committee

     We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee. Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

H. Term of Office

     We vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

I. Requiring two or more nominees

We vote AGAINST proposals to require two or more candidates for each board seat.

J. Age Limits

     We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

K. Director and Officer Indemnification and Liability Protection

1. Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

2. We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

3. We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4. We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (b) only if the director's legal expenses would be covered.

L.    Succession Planning: Shareholder proposal seeking the adoption of a documented CEO succession planning policy.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

M.     Limits for directors receiving 25% Withhold Votes: Shareholder proposal seeking a policy that forbids any director who receives more than 25% withhold votes cast from serving on any key board committee for two years, and asks the board to find replacement directors for the committees if need be.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

N.     Director Elections – Non-U.S. Companies

1.     Canada

In the following situations, votes will be WITHHELD:

a.	from affiliated outsiders and insiders when the board is not majority independent or is lacking compensation or nominating committees or where the entire board serves on any of these key committees. (applies to S&P/TSX Composite Index Companies);
b.	from any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO (This policy only applies to Toronto Stock Exchange (TSX) companies).;
c.	from any insider on the compensation committee only if the committee is not majority independent. If the entire board fulfills the duties of the compensation committee, WITHHOLD votes from the entire board if it is not majority independent;
d.	from audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting;
e.	from audit committee members where “other” or non-audit related fees paid to the external auditor in the most recently completed fiscal year exceeded fees paid to that firm for all audit related services. In the case of slate ballots, a vote of WITHHOLD will be applied to the entire slate. (One-time fees disclosed as “other” that are paid for corporate reorganization services will be excluded from the calculation for determining whether non-audit fees exceed audit and audit-related fees paid to the external firm);
f.	the individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and the company has a plurality vote standard;
g.	the individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and a pattern of low attendance exists based on prior years’ meeting attendance, and the company has adopted a majority vote standard.

In the following situations, we will vote AGAINST:

a.	We will vote AGAINST compensation committee members if the company has poor pay practices as defined above.
b.	We will generally vote AGAINST the entire slate if individual director elections are not permitted and the company demonstrates poor pay practices as defined above.
c.	We will generally vote AGAINST equity plans if plan is used as a vehicle for poor pay practices as defined above.

                          2.        Europe

a.	Directors’ term of office
For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote AGAINST the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.
b.	Executives on audit and remuneration committees
For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote AGAINST the election or reelection of any executive (as defined by RMG’S director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee.
c.	Bundling of proposal to elect directors
For the markets of France and Germany, we vote AGAINST the election or reelection of any director if the company proposes a single slate of directors.
d.	Majority-independent board (i.e., greater than 50%)
For the markets of Switzerland, Belgium, Denmark, Norway, and the Netherlands, we vote AGAINST the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by RMG’S director categorization guidelines). For the markets of Finland, Sweden, Ireland, and Luxembourg, we vote AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.
Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.
France: We will vote FOR a non-independent, non-executive director, provided that two conditions are satisfied: future composition of the board of at least 33 percent of independents,
AND improvements in board composition (e.g. independence increase from 25 to 40 percent).
e.	Disclosure of names of nominees

For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote AGAINST the election or reelection of any directors when the names of the nominees are not available at the time the analysis is written. In the case of Italy, once the list of nominees has been disclosed, we will evaluate each nominee on a CASE-BY- CASE basis.

          3.     Ireland

We vote AGAINST

a.	the appointment of the chairman/CEO if the two positions are combined.
b.	non-independent directors if the majority board is not independent, but only for companies that are constituents of ISE 20.

          4.      Netherlands

We vote AGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

          5.      Australia

We vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

          6.      Hong Kong, Singapore

We vote AGAINST

a.	election of one executive director and one substantial-shareholder nominee where independent directors represent less than one-third of the board;
b.	audit committee members who are former partners of the company’s auditor;
c.	directors who have attended less than 75 percent of meetings, without a reasonable explanation for those absences.
d.	election or reelection of non-independent nominees (including nominees who have been a partner of the company’s auditor within the last three years or is on the audit committee of the company) if at least one-third of the board is not independent.

We will NOT vote against the election of a CEO or a company founder who is integral to the company.

          7.      Malaysia

We vote AGAINST

a.	insiders on the audit or remuneration committees;
b.	the election of management nominees if the nominee is an executive director and is a member of the audit or remuneration committees.

     8.    South Korea

     We vote AGAINST any nominee who is a non-independent director serving on the audit committee.

     9.     Korea, South Korea and South Africa

     We vote AGAINST the reelection of any outside directors who have attended less than 75 % of board meetings.

     10.     Austria

     We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

     11.     Philippines

a.	We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors for board elections and AGAINST all other nominees, unless the board is already sufficiently independent.
b.	We vote AGAINST all director elections where the names of the candidate are not disclosed.

     12.     France (MSCI EAFE Index) - Combined Chairman/CEO

     On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO:

We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:

a.	If it is a temporary solution;
b.	If his/her removal from the board would adversely impact the company’s continuing operations;
c.	If the company provides compelling argumentation for combining the two functions; or
d.	If the company has put a sufficiently counterbalancing governance structure in place. A counterbalancing structure may include the following:
	i.	At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the RMG criteria;
	ii.	No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);
	iii.	The chairmen of audit, remuneration and nomination committees are independent directors; and
	iv.	All key governance committees have a majority of independent members.

     If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France.

This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards

       13.      Denmark - Discharge of Management and Board

     We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

       14.       Sweden - Director Elections/Labor Representatives

a.	For all Swedish MSCI EAFE companies, we vote AGAINST the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.
b.	In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non- executive directors.

       15.       Israel - Director and Auditor Indemnification

     We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis.

a.	We vote AGAINST proposals that would:
	i.	Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care;
	ii.	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;
	iii.	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.
	iv.	For Israeli companies that are listed on a U.S. stock exchange and file a Form 20- F,we will vote AGAINST if the election of non-independent directors who sit on a company’s compensation committee.
	v.	If the board does not have compensation committee, we will vote AGAINST the non-independent directors serving on the board.
b.	We vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director's legal expenses would be covered.

c.	For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers.
SUPPORT such requests if a company’s bylaws allow indemnification to such levels allowed for under the Companies Law

     16. Japan

     We vote AGAINST the reelection of directors who fail to attend at least 75 percent board meetings, unless the company discloses a legitimate reason for poor attendance. The same policy will be applied to statutory auditors.

     17.     Germany

a.	For core companies with employee representatives on supervisory board: We vote AGAINST any non-independent director if less than one-third of the supervisory board is independent.
b.	For core companies without employee representatives: We vote AGAINST any non-independent director if less than one-half of the supervisory board is independent.
c.	We vote AGAINST supervisory board nominees in they hold more than a total of five supervisory board or foreign board of director seats and serve in an executive role at another company.

     18.      Spain

     We vote AGAINST non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third independent.

     We vote AGAINST the routine election and reelection of directors if they are bundled under a single voting item.

     19.      United Kingdom

     We consider on a CASE-BY-CASE basis the re-election of the Chairman of the board. In situations where he or she has direct responsibility for failure to comply with (or to explain satisfactorily) the Code, we vote ABSTAIN, or, if such an option is unavailable, we vote CONTENTIOUS FOR, or AGAINST.

     20.      Germany, U.K., The Netherlands:

     WE will generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or the board of directors, unless:

a.	there are compelling reasons that justify the election or re-election of a former CEO as chairman;

b. the former CEO is proposed to become the board’s chairman only on an interim or temporary basis;
c. the former CEO is proposed to be s the board’s chairman for the first time after a reasonable cooling-off period; or
d. the board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

     21.     Latin America, Turkey, Indonesia:

     WE will vote AGAINST election of directors if the name of the nominee is not disclosed in a timely manner prior to the meeting. This is only for each respective market’s main blue chip (large cap) index.

     22.     Russia:

     WE will vote AGAINST proposals to elect directors, if names of nominees are not disclosed.

     23.     Taiwan:

     WE will vote AGAINST the election of directors if the names or shareholder ID numbers are not disclosed.

.     24.      Tax Havens

a.	For US companies we apply the US guidelines.
b.	For foreign private issuers, we vote AGAINST affiliated outsiders on the audit committee.
c.	Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.
d.	For uniquely structured shipping companies we vote AGAINST executive nominees when the company has not established a compensation committee when i) the company does not pay any compensation to its executive officers; ii) any compensation is paid by a third party under a contract with the company.
e.	We vote AGAINST affiliated outsider directors on the audit, compensation, and nominating committees.
f.	We vote AGAINST inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

i.	long-term financial performance of the target company relative to its industry;
ii.	management's track record;
iii.	background to the proxy contest;
iv.	qualifications of director nominees (both slates);
v.	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
vi.	stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

We vote AGAINST proposals to provide full reimbursement for dissidents waging a proxy contest.

III. Auditors

A. Ratifying Auditors

1. Proposals to ratify auditors are made on a CASE-BY-CASE basis.

2. We vote AGAINST the ratification of auditors and audit committee members when the company’s non-audit fees (“other”) are excessive. In circumstances where “other” fees are related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy) Non-Audit Fees = other fees (ex. consulting)

The formula used to determine if the non-audit fees are excessive is as follows:

Non-audit (“other”) fees > (audit fees + audit-related fees + tax compliance/preparation fees)

3. We vote AGAINST the ratification of auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4. We WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor. We may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

5. We WITHHOLD votes from audit committee members when auditor ratification is not included on the proxy ballot.

B.      Italy - Director and Auditor Indemnification

Proposals seeking indemnification and liability protection for directors and auditors

1. Votes are made on a CASE-BY-CASE basis to indemnify directors and officers, and we vote AGAINST proposals to indemnify external auditors.

2. We vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

C.	MSCI EAFE Companies - Auditor Fee Disclosure
1.	We vote FOR auditor ratification and/or approval of auditors’ fees, unless: Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

2. The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

IV. Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections
1.	We vote AGAINST proposals to classify the board.
2.	We vote FOR proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors
1.	We vote AGAINST proposals that provide that directors may be removed only for cause.
2.	We vote FOR proposals to restore shareholder ability to remove directors with or without cause.
3.	We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
4.	We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting
1.	We vote AGAINST proposals to eliminate cumulative voting.

2. We generally vote FOR proposals to restore or permit cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as:

a.	the presence of a majority threshold voting standard with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections;
b.	a proxy access provision in the company’s bylaws, or a similar structure that allows shareholders to nominate directors to the company’s ballot

3. We vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

D. Shareholder Ability to Call Special Meetings

1. We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

2. We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

1. We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

2. We vote FOR proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

1. We vote FOR proposals that seek to fix the size of the board.

2. We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

3. We vote AGAINST proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

V. Tender Offer Defenses

A. Poison Pills

1. We generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

a.	A shareholder-approved poison pill is in place.
b.	The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:

i.	Shareholders have approved the adoption of the plan, or
ii.	The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

2. We vote FOR shareholder proposals to redeem a company's poison pill.

3. We vote AGAINST management proposals to ratify a poison pill.

4. We will vote on a CASE-BY-CASE basis on proposals to adopt a poison pill to preserve a company’s net operating losses based on the following criteria: a. the trigger (NOL pills generally have a trigger slightly below 5 percent); b. the value of the NOLs; c. the term; d. shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and other factors that may beapplicable.

B. Poison Pills (Japan)

We vote on a CASE-BY-CASE basis and will only SUPPORT resolutions if:

i.	The decision to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management.
ii.	The pill will not be triggered unless the potential acquirer has purchased a stake of at least 20% of issued share capital.
iii.	The effective duration of the poison pill is for a maximum of three years.
iv.	The board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders.
v.	The company has disclosed under what circumstances it expects to make use of the authorization to issue warrants and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.
vi.	There are no other protective or entrenchment tools.
vii.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

C. Fair Price Provisions

1. We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

2. We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

D. Greenmail

1. We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

2. We review on a CASE-BY-CASE basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

E. Pale Greenmail

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

F. Unequal Voting Rights

1. We vote AGAINST dual class exchange offers.

2. We vote AGAINST dual class recapitalizations.

G. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1. We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2. We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

H. Supermajority Shareholder Vote Requirement to Approve Mergers

1. We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2. We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

I. White Squire Placements

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

J. Protective Preference Shares

We evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

i.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.
ii.	No call/put option agreement exists between the company and the foundation.
iii.	There is a qualifying offer clause or there are annual management and supervisory board elections.
iv.	The issuance authority is for a maximum of 18 months.
v.	The board of the company-friendly foundation is independent.
vi.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.
vii.	There are no priority shares or other egregious protective or entrenchment tools.
viii.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.
ix.	Art 2:359c Civil Code of the legislative proposal has been implemented.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

1. We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2. We vote FOR management proposals to adopt confidential voting.

B. Equal Access

We vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote AGAINST the proposals. If the combined effect is positive, we SUPPORT such proposals.

D. Shareholder Advisory Committees

We vote AGAINST proposals to establish a shareholder advisory committee.

E. Charitable Contributions

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

F. Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote FOR this when:

i.	we support the underlying merger proposal
ii.	the company provides a compelling reason and
iii.	the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

G. Related-Party Transactions (France)

Management proposals to approve the special auditor’s report regarding regulated agreements

1. We evaluate these proposals on a CASE-BY-CASE basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

2. We vote AGAINST if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

3. We vote FOR if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

H. Related Party Transaction Auditor Reports (France

We will evaluate on a CASE-BY-CASE basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.

VII. Capital Structure

A. Common Stock Authorization

1. We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

2. We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

3. We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

B. Capital Issuance Requests

     1. General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

a.	We vote FOR general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.
b.	We vote FOR general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.
c.	We vote AGAINST global company issuances without preemptive rights over 10% of a company’s outstanding capital.

2. Specific issuance requests will be judged on their individual merits.

3. Protective Preference Shares (Netherlands)

     Management proposals to approve protective preference shares to company-friendly foundations:

We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

a.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.
b.	No call/put option agreement exists between the company and the foundation.
c.	There is a qualifying offer clause or there are annual management and supervisory board elections.
d.	The issuance authority is for a maximum of 18 months.
e.	The board of the company-friendly foundation is independent.
f.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.
g.	There are no priority shares or other egregious protective or entrenchment tools.
h.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.
i.	Art 2:359c Civil Code of the legislative proposal has been implemented.

4.     U.K and Netherlands:

     We will vote FOR issuance requests only if share issuance periods are limited to 18 months.

5.     France:

     We will vote FOR general issuance requests with or without preemptive rights but with a binding “priority right” for a maximum of 50% over currently issued capital.

C.      Stock Distributions: Splits and Dividends

We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

D.	Reverse Stock Splits
1.	We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

2.        We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E.	Preferred Stock
1.	We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

2. We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

3. We vote FOR proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4. We review on a CASE-BY-CASE BASIS proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

F.     Adjustments to Par Value of Common Stock

We vote FOR management proposals to reduce the par value of common stock.

G.      Preemptive Rights

1. We vote FOR proposals to create preemptive rights.

2. We vote AGAINST proposals to eliminate preemptive rights.

H.      Debt Restructurings

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

i.	Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
ii.	Change in Control: Will the transaction result in a change in control of the company?
iii.	Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.	Share Repurchase Programs

1.	We will generally vote FOR market repurchase authorities/share repurchase programs provided that the proposal meets the following parameters:
	a.	maximum volume: 10 percent for market repurchase within any single authority (Carve out: 15 percent in the U.K.) and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);
	b.	duration does not exceed 18 months.
2.	Vote AGAINST proposals where:
	a.	the repurchase can be used for takeover defenses;
	b.	there is clear evidence of abuse;
	c.	there is no safeguard against selective buybacks;

	d.	pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

3.	Consider Case-by-Case if these conditions are met:
	a.	the overall balance of the proposed plan seems to be clearly in shareholders’ interests;
	b.	the plan still respects the 10 percent maximum of shares to be kept in treasury.

*For company’s who operate in markets that do not specify a maximum duration or durations last beyond 18 months. We will assess their historic practices*

J.     Share Repurchase Programs to Fund Stock Option Plans

1.      Spain

We vote AGAINST proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting. However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

2.      Portugal

We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K.      Additional Share Repurchase Programs

1.      Denmark

Repurchase of shares in lieu of dividends – We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings.

2.      Germany and Italy

Repurchase shares using put and call options – We will vote FOR provided the company details:

a.	authorization is limited to 18 months
b.	the number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO
c.	an experienced financial institution is responsible for the trading
d.	the company has a clean track record regarding repurchases.

L.      Netherlands - Remuneration Report

Management is required to put its remuneration policy up for a binding shareholder vote. We will evaluate this item using principles of the Dutch Corporate Governance Code.

Netherlands - Protective Preference Shares: Proposals to approve protective preference shares

We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

i.	The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of RMG’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);
ii.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;
iii.	The issuance authority is for a maximum of 18 months;
iv.	The board of the company friendly foundation is fully independent;
v.	There are no priority shares or other egregious protective or entrenchment tools;
vi.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;
vii.	The foundation buying the PPS does not have as a statutory goal to block a takeover;
viii.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)

M. Tracking Stock

We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction AGAINST such factors as:

i.	adverse governance charges
ii.	excessive increases in authorized capital stock
iii.	unfair method of distribution
iv.	diminution of voting rights
v.	adverse conversion features
vi.	negative impact on stock option plans
vii.	other alternatives such as spinoff

N. “Going Dark” Transactions

We vote these proposals on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

i.	Whether the company has attained benefits from being publicly traded.
ii.	Cash-out value
iii.	Balanced interests of continuing vs. cashed-out shareholders
iv.	Market reaction to public announcement of transaction

VIII. Executive and Director Compensation

1.	Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.
2.	We vote AGAINST plans that contain:

a.	Voting power dilution greater than 10%
b.	Plans that provide too much discretion to directors
c.	Plans that reflect exercise price of less than 100% of market value. (Note: For broad- based employee plans, we will accept 15% discount)
d.	Plans that allow the repricing of underwater stock options without shareholder approval
e.	Plans that lack option expensing

A. Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

B. Director Compensation

We vote on stock-based plans for directors on a CASE-BY-CASE basis.

C.	Employee Stock Purchase Plans
1.	We vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.
2.	We vote on non-qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:

a.	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)
b.	Limits on employee contribution, either fixed dollar or percentage of salary
c.	Company matching contribution up to 25%
d.	No discount on the stock price on the date of purchase since there is a company matching contribution

3. Canada

We vote on employee stock purchase plans on a CASE-BY-CASE basis and will APPROVE plans considering the following criteria:

a.	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)
b.	No discount on the stock price on the date of purchase since there is a company matching contribution

D.	OBRA-Related Compensation Proposals

1.	Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2.	Amendments to Added Performance-Based Goals
	a.	We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
	b.	We vote FOR plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).
3.	Amendments to Increase Shares and Retain Tax Deductions under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a CASE-BY-CASE basis.

4.	Approval of Cash or Cash-and-Stock Bonus Plans
	a.	We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.
	b.	We generally vote AGAINST plans with excessive awards ($2 million cap).
5.	Independent Outsiders

We will vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in our definition of director independence.

E.	Shareholder Proposals to Limit Executive and Director Pay
1.	We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.
2.	We vote AGAINST all other shareholder proposals that seek to limit executive and director pay.

F.	Golden and Tin Parachutes
1.	We vote FOR shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

2.	We vote AGAINST golden parachutes.
G.	Employee Stock Ownership Plans (ESOPs)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).

H.       401(k) Employee Benefit Plans

We vote FOR proposals to implement a 401(k) savings plan for employees.

I.        Pension Plan Income and Performance-Based Compensation

Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: 1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

J.        Indexed Options and Performance Vested Restricted Stock

We generally vote FOR indexed options and performance vested restricted stock.

K.        Burn Rate

We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

L.	Transferable Stock Options
1.	We will generally vote FOR TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

2.       One-time transfers will be evaluated on a CASE-BY-CASE basis, giving consideration to the following:

a.	Executive officers and non-employee directors should be excluded from participating.
b.	Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

M.     Supplemental Executive Retirement Plan (SERPs)

We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.

N.      Pay-for-Superior-Performance

We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY-CASE basis considering the company’s current pay-for-performance practices.

O.      Executive Compensation Advisory Proposal (Say on Pay)

1. We evaluate shareholder proposals to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a CASE-BY-CASE basis considering the following global principles:

a.	maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
b.	avoid arrangements that risk “pay for failure.” This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
c.	maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
d.	provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
e.	avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2. In the U.S. market, we also consider the following in the context of each company’s specific circumstances, and the board’s disclosed rationale for its practices:

a.	Assessment of performance metrics relative to business strategy
b.	Evaluation of peer groups used to set target pay or award opportunities

c.	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
d.	Assessment of disparity between total pay of the CEO and other NEOs
e.	Balance of fixed versus performance-driven pay
f.	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
g.	Evaluation of information and board rationale about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);
h.	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority supported shareholder proposals on executive pay topics).

P.      Pre-Arranged Trading Plans (10b5-1 Plans)

We generally vote FOR shareholder proposals calling for certain principles regarding the use of pre-arranged trading plans (10b5-1 plans) for executives. These principles include:

i.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K
ii.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board
iii.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan
iv.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan. An executive may not trade in company stock outside the 10b5-1 Plan.
v.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive

Q.       Share Buyback Holding Periods

We vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. We will, however, vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

R.       Tax Gross-Up Proposals

We vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

S.       Reimbursement of Expenses Incurred from Candidate Nomination Proposal

We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a CASE-BY-CASE basis considering the company’s current reimbursement practices.

T.      Equity Based Compensation Plans are evaluated on a case-by-case basis We will vote AGAINST equity plan proposals if any of the following apply:

i.	the total cost of the company’s equity plans is unreasonable;
ii.	the plan expressly its the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
iii.	the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;
iv.	the company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;
v.	the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
vi.	the plan is a vehicle for poor pay practices;
vii.	the company has a liberal definition of change-in-control.

U.     Golden Coffin (Death Benefit)

We generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

V.      Hold Till (post) Retirement

We vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.

The following factors will be taken into account:

i.	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
	a.	Rigorous stock ownership guidelines, or
	b.	A holding period requirement coupled with a significant long-term ownership requirement, or
	c.	A meaningful retention ratio,
ii.	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

iii.	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

W.        Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:

WE will evaluate such proposals on a Case-by-Case basis.

Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered poor pay practices under WE policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –- related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy:

i.	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.
ii.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

X.        Compensation Issue in Non-US Companies

1.	Finland - Stock Options
	a.	We vote AGAINST these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.
	b.	We vote FOR proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.
2.	Germany - Remuneration Disclosure

We vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years

3.       Sweden - Remuneration Report

We vote AGAINST management proposals to approve the remuneration report if:

a.	The potential dilution from equity-based compensation plans exceeds RMG guidelines.
b.	Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.
c.	The remuneration report was not made available to shareholders in a timely manner.
d.	Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

4.        Sweden, Norway - Matching Share Plans

We will evaluate such plans on a CASE-BY-CASE basis.

a.	For every matching share plan, RMG will require a holding period.
b.	For plans without performance criteria, the shares must be purchased at market price.
c.	For broad-based plans directed at all employees, RMG accepts a 1:1 arrangement - that no more than one free share will be awarded for every share purchased at market value. .
..
d.	For plans directed at executives, we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.
e.	The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock matching plans must comply with RMG’S guidelines.

5.     Nordic Markets

WE will vote AGAINST stock option plans in Nordic markets if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive rewards. This includes one or more of the following:

a.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above zero percent when determining the number of options awarded under the plan;
b.	Having significantly higher expected dividends than actual historical dividends;
c.	Favorably adjusting the terms of existing options plans without valid reason;
d.	Any other provisions or performance measures that result in undue award.

WE will generally vote AGAINST if the increase in share capital is more than 5 percent for mature companies and 10 percent for growth companies.

6.      Italy

WE will vote FOR any equity-based compensation plan provided they meet the following:

a.	The shares reserved forall share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”);
b.	The options for management are granted without a discount;
c.	An executive director is part of the remuneration committee; or
d.	The company has no remuneration committee and has executive members within the board.

* RIM may apply a carve-out in the case of well designed plans.*

7.      Japan - Director Stock Options

We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

Y.	Canadian Equity Compensation Plans, TSX Issuers
1.	Change-in-Control Provisions

Where approval of a CIC provision is sought as part of a bundled proposal, RMG Canada may recommend a vote AGAINST the entire bundled proposal due to an unacceptable CIC provision.

2.       Amendment Procedures

We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

a.	Any increase in the number (or percentage in the case of rolling plans) of shares reserved;
b.	Any reduction in exercise price or cancellation and reissue of options;
c.	Any amendment that extends the term of an award beyond the original expiry;
d.	Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;
e.	Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes

3.        Employee Share Purchase Plans, Amendment procedures

We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:

a.	Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);
b.	Purchase price is at least 80 percent of fair market value with no employer contribution; OR
c.	No discount purchase price with maximum employer contribution of up to 20% of employee contribution
d.	Offering period is 27 months or less; and
e.	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.

IX. State of Incorporation

A.     Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.      Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

X. Mergers and Corporate Restructurings

A.      Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

i.	anticipated financial and operating benefits;
ii.	offer price (cost vs. premium);
iii.	prospects of the combined companies;
iv.	how the deal was negotiated;
v.	changes in corporate governance and their impact on shareholder rights;
vi.	change-in-control payments to executive officers and possible conflicts of interest; and
vii.	potential legal or environmental liability risks associated with the target firm

B.      Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C.      Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.      Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.     Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.      Appraisal Rights

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G.      Changing Corporate Name

We vote FOR changing the corporate name.

H.      Special Purpose Acquisition Corporations (SPACs)

We will consider on a Case-by-Case the following measures for SPACs:

i.	Valuation, Market reaction,
ii.	Deal timing,
iii.	Negotiations and process,
iv.	Conflicts of interest,
v.	Voting agreements, and
vi.	Governance.

XI.      Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.

1.	We SUPPORT the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.
2.	We SUPPORT reporting on countries with human rights abuses as ways to protect and manage risk.
3.	We SUPPORT CERES Principles, environmental reporting and MacBride Principles.
4.	We SUPPORT high-performance workplace standards.
5.	We SUPPORT fair lending guidelines and disclosure at financial companies.
6.	We SUPPORT reporting on equal opportunity and diversity.
7.	We OPPOSE resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

8.	We OPPOSE shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.
9.	We OPPOSE shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: a) new legislation is adopted allowing development and drilling in the ANWR; b) the company intends to pursue operations in the ANWR, c) the company does not currently disclose an environmental risk report for their operations in the ANWR.
10.	We OPPOSE shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.
11.	We OPPOSE shareholder proposals on investing in renewable energy sources.
12.	We review proposals requesting information on a company’s lobbying initiatives on a CASE-BY-CASE basis taking into account significant controversy or litigation surrounding public policy activities, the current level of disclosure and the impact the policy issue may have on company’s business.
13.	We review on a CASE-BY-CASE basis proposals requesting a company report on its energy efficiency policies, considering: a) the current level of disclosure related to energy efficiency policies, initiatives, and performance measures; b) level of participation in voluntary efficiency programs; c) compliance with applicable legislation and regulations; d) the company’s policies and initiatives relative to industry peers; and e) the cost associated with the proposed initiative.
14.	We review on a CASE-BY-CASE basis proposals requesting disclosure and implementation of internet privacy and censorship policies and procedures, considering:
a) the level of disclosure of policies relating to privacy, freedom of speech, internet censorship and government monitoring; b) dialogue with governments and/or relevant groups; c) scope of involvement and investment in markets that maintain government censorship or internet monitoring; d) market-specific laws or regulations applicable to this issue that may be imposed on the company; e) level of controversy or litigation related to the company’s international human rights policies; and f) the cost associated with the proposed initiative.
15.	We review on a CASE-BY-CASE basis proposals requesting reports outlining the potential community impact of company operations in specific regions considering: a)
current disclosure of applicable risk assessment reports and risk management procedures; b) impact of regulatory non-compliance, litigation, or reputational loss that may be associated with failure to manage the operations in question; c) the nature, purpose, and scope of operations in the specific region; d) the degree to which company policies and procedures are consistent with industry norm; and e) the cost associated with the initiative.

16.	We review on a CASE-BY-CASE requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account: a) the nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; b) current disclosure of applicable risk assessment(s) and risk management procedures; c) compliance with US sanctions and laws; d) consideration of other international policies, standards, and laws; e) recent involvement in significant controversies or violations in "high risk" markets; and f) the cost associated with the initiative.
17.	We SUPPORT proposals requesting company reporting on its policies, initiatives/procedures and oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, UNLESS: a) the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; or b) the company is in compliance with all applicable regulations and guidelines; or c) there is no existence of significant violations and/or fines related to toxic materials.
18.	We review on a CASE-BY-CASE requests for company reports on risks associated with their operations and/or facilities, considering: a) the company’s compliance with applicable regulations and guidelines; b) level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and c) existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.
19.	Establishment of Board Committees on Social Issues: Shareholder proposals requesting companies establish new standing board committees on social issues.

We will generally vote AGAINST proposals requesting a company establish new standing board committees on social issues considering:

a.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
b.	Level of disclosure regarding the issue for which board oversight is sought;
c.	Company performance related to the issue for which board oversight is sought;
d.	Board committee structure compared to that of other companies in its industry sector; and/or
e.	The scope and structure of the proposal.

20.	Genetically Modified Ingredients (GMO):
a.	Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

b.	Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
	i.	· The company's business and the proportion of it affected by the resolution;
	ii.	· The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
	iii.	· Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.
c.	Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
d.	Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients

21. Gender Identity, Sexual Orientation and Domestic Partner Benefits
a. We will generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
b. We will generally vote AGAINST proposals to extend company benefits to or eliminating benefits from domestic partners.

22. Equality of Opportunity: shareholder proposal requesting companies disclose their EEO-1 data

We will generally vote FOR proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data unless:

a.	The company publicly discloses its comprehensive equal opportunity policies and initiatives;
b.	The company already publicly discloses comprehensive workforce diversity data; and
c.	The company has no recent significant EEO-related violations or litigation.

     3. In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers," the following description of RIM is added immediately following the information relating to Eaton Vance on page C-4:

Robeco Investment Management, Inc. (“RIM”)

The portfolio managers who are primarily responsible for the day-to-day management of RIM’s allocated portion of the Fund’s portfolio are Mark Donovan, CFA, and David Pyle, CFA. RIM’s investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus. Through RIM’s bonus program, key investment professionals are rewarded primarily for strong investment performance. Typically, bonuses are based upon a combination of one or more of the following four criteria:

1.	Individual Contribution: a subjective evaluation of the professional’s individual contribution based on the individual’s goals and objectives established at the beginning of each year;
2.	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return and the level of risk, or tracking error, of the product;
3.	Investment Team Performance: the financial results of the investment group; and
4.	Firm-wide Performance: the overall financial performance of RIM.

Compensation is structured to incentivize performance of all accounts.

As of March 31, 2009, in addition to the Fund, Messrs. Donovan and Pyle managed:

	Total Accounts		Accounts with
Other Accounts			Performance Fees
	Number	Assets	Number	Assets
		(in millions)		(in millions)

Registered Investment Companies	1	$43	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	104	$3,127	7	$502